SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ASA LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

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


                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   ----------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ASA LIMITED will be held on Friday, February 6, 1998, at 10:00 A.M., New York City time, at The Park Lane Hotel, 36 Central Park South, New York, N.Y., U.S.A., for the purpose of considering and acting upon the following business:

          1. The election of a Board of Directors.

          2. A proposal to appoint Arthur Andersen as independent public accountants to hold office until the next Annual Meeting of Shareholders and to audit the accounts of the Company for the fiscal year ending November 30, 1998.

          3. Such other business as may properly come before the meeting or any adjournment thereof.


                                          ROBERT J.A. IRWIN

                                             Chairman of the Board


December 26, 1997


     Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his or her behalf. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED ENVELOPE. Any shareholder who submits a completed proxy form is entitled to attend the meeting and to vote in person, should that shareholder decide to do so.

                                PROXY STATEMENT

                                   ----------

                     SOLICITATION AND REVOCATION OF PROXIES


     The enclosed proxy is solicited by the Board of Directors of ASA Limited for use at the Annual Meeting of the Company's shareholders to be held on February 6, 1998. The proxy may be revoked by the shareholder giving it at any time prior to its use at the meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the meeting.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $35,000. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be December 26, 1997.

                              VOTING AT THE MEETING

     Only shareholders of record at the close of business on January 30, 1998 will be entitled to vote except that a person who at least 48 hours before the meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

     The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares.

     The Annual Report of the Company for the fiscal year ended November 30, 1997, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a shareholder of the Company on or before January 30, 1998.

                                     QUORUM

     The Company's organizational documents provide that the presence at a shareholder meeting in person or by proxy of at least 50% of the shares of the Company constitutes a quorum for the Company. Thus, the Meeting could not take place on its scheduled date if less than 50% of the shares were represented. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Meeting being adjourned that are present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, but will not be counted as "votes cast," and, thus, will have no effect on the result of the vote.

                             CURRENCY EXCHANGE RATES

     The Company is a South African company and its only office is located in South Africa. Its accounts are maintained and most of its transactions are effected in rand, the currency of the Republic of South Africa. Rand amounts are, therefore, used in this proxy statement except for payments made in United States dollars and except that dollar figures in parentheses are dollar translations of rand amounts at the exchange rates in effect at the time of the transactions. The official exchange rate floats under supervision of the South African Reserve Bank. On November 30, 1997 the official exchange rate was R4.86 to the dollar ($0.21 to the rand). For a fuller discussion of the effect of fluctuations in the currency exchange rate, see the Company's Annual Report for 1997 enclosed with this proxy statement.

                              ELECTION OF DIRECTORS

     It is intended that the persons named in the enclosed proxy, unless contrary instructions are given, will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual Meeting of Shareholders. Each nominee, except for Malcolm W. MacNaught, was elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 7, 1997. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxies may be voted at the meeting for the election of another person in his stead. Each director's age is indicated in parentheses after his name. Except as otherwise indicated, each nominee's principal occupation has been his principal occupation for at least the last five years and share ownership is his beneficial ownership of the Company's shares as of November 30, 1997.

Robert J. A. Irwin* (70) ......  Mr. Irwin has served as Chairman of the Board since 1993 and as a director since February
                                    1987 and as Deputy Chairman of the Company from February 1989 to February 1993. He is a member of the Advisory Boards of First Empire State Corporation and Manufacturers and Traders Trust Company. He owns 1,200 shares, including 142 owned by his wife.

Henry R. Breck* (60) ..........  Mr. Breck has served as a director since
                                    February 1996 and United States Secretary since August 1997. He served previously as a director from February 1987 to August 1989. He is Chairman and a Director of Ark Asset Management Co., Inc., a registered investment adviser. He owns 1,000 shares.

Harry M. Conger (67) ..........  Mr. Conger has served as a director of the
                                    Company since January 1984. He is Chairman and a director of Homestake Mining Company. He is also a director of Baker Hughes, Inc., CalMat Company and Pacific Gas & Electric Company. He owns 1,000 shares.

Chester A. Crocker (56) .......  Mr. Crocker has served as a director since
                                    February 1996. He is a Landegger Research
                                    Professor of Diplomacy, School of Foreign
                                    Service, Georgetown University. He is also
                                    Chairman of United States Institute of Peace and President, Crocker Group (consultants). He is also a director of Minorco, S.A., and the Corporate Council on Africa. He owns 400 shares.

----------

 * An "interested person" of the Company as such term is defined in the United States Investment Company Act of 1940, by reason of being an officer of the Company.

Reginald H. Jones (80) ........  Mr. Jones has served as a director of the
                                    Company since 1981. Prior thereto he was Chairman of the Board and Chief Executive Officer of General Electric Company. He is a director of Birmingham Steel Corporation and Mettler Toledo International Inc. He is also a Trustee (Emeritus) of the University of Pennsylvania. He owns 1,000 shares.

Ronald L. McCarthy* (64) ......  Mr. McCarthy has served as a director of the
                                    Company since November 1988 and as Managing
                                    Director of the Company since that date. As a resident of South Africa he is prevented by the Company's Articles of Association from owning any shares of the Company.

Malcolm W. MacNaught**(60) ....  Mr. MacNaught is being nominated as a director at the February 6, 1998 annual shareholders' meeting. He is a director of Lion Selection Trust Ltd., a Pooled Development Fund for the benefit of Australian mining companies. He was a Vice President and Portfolio Manager at Fidelity Investments and retired in October 1996.

Robert A. Pilkington (52) .....  Mr. Pilkington has served as a director of the
                                    Company since 1979. He is an investment
                                    banker and since 1985 a Managing Director of Dillon, Read & Co. Inc. (SBC Warburg Dillon
                                    Read). He is a director of Avocet Mining
                                    PLC. He owns 500 shares.

Gavin W.H. Relly (71) .........  Mr. Relly has served as a director of the
                                    Company since February 1991. He is an
                                    executive director of Anglo American
                                    Corporation of Southern Africa Limited and retired as Chairman of the Board of such company in March 1990. He is a director of various South African companies. As a resident of South Africa he is prevented by the Company's Articles of Association from owning any shares of the Company.

A. Michael Rosholt (77) .......  Mr. Rosholt has served as a director of the
                                    Company since 1982. He was Chairman of
                                    Barlow Rand Limited (financial, industrial and mining corporation) through 1990. He is a director of various South African companies. As a resident of South Africa he is prevented by the Company's Articles of Association from owning any shares of the Company.

Wesley A. Stanger, Jr.* (88) ..  Mr. Stanger has served as a director of the
                                    Company since 1960, Chairman of the Board
                                    from 1978 to 1993 and Treasurer of the
                                    Company since 1985. Until June 1988, he was
                                    Executive Director of MacKay-Shields
                                    Financial Corp., investment advisors. He is
                                    a Trustee (Emeritus) of the University of
                                    Pennsylvania. He owns 3,000 shares.
----------

 * An "interested person" of the Company as such term is defined in the United States Investment Company Act of 1940, by reason of being an officer of the Company.

**   Mr. MacNaught purchased 1,000 shares of ASA Limited on December 5, 1997.

     The total security ownership of the officers and directors (including nominees) of the Company is 8,100 shares, which constitutes less than 1% of the Company's outstanding shares.

     The Board has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee. The current members of the Audit Committee are Messrs. Conger (Chairman), Breck and Jones. The functions of the Audit Committee are to meet with the Company's independent auditors to determine whether satisfactory accounting procedures are being followed by the Company and whether its internal controls are adequate; to review fees charged by the auditors; and generally to determine whether the scope of the auditor's services is adequate and to discuss matters relevant to such services. The members of the Compensation Committee are Messrs. Jones (Chairman), Conger, Pilkington, Rosholt and Stanger. The function of the Compensation Committee is to make recommendations regarding the salaries of officers of the Company.

     During the fiscal year ended November 30, 1997 there were four meetings of the Board of Directors, one meeting of the Audit Committee and one meeting of the Compensation Committee. Messrs. Breck and Relly were unable to attend one Board meeting because of conflicting engagements, but Mr. Relly participated via teleconference call.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since February 1993, Mr. Stanger, who has been Treasurer since 1985, Mr. McCarthy, who has been Managing Director since November 1988 and Mr. Breck who has been United States Secretary since August 1997. Executive officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     The Company does not know of any person who was a director, officer or beneficial owner of more than 10 percent of the Company's shares who failed to file on a timely basis, during the fiscal year ended November 30, 1997, reports required by Section 16(a) of the Securities Exchange Act of 1934.

                             SOUTH AFRICAN SECRETARY

     The South African Secretary of the Company is Ranquin Associates, Paddock View, 36 Wierda Road West, Sandton 2196, South Africa, which has served in such capacity since February 1990. The principal of Ranquin Associates is Mr. McCarthy's son, an independent Certified Financial Accountant engaged in public practice. Ranquin Associates received a fee of R409,687 ($89,300) in the fiscal year ended November 30, 1997.

                                  COMPENSATION

     Each non-South African director receives an annual fee of $15,000 for his services as a director and a fee of $500 for each Board meeting that he attends. Each South African director receives the rand equivalent of $15,000 (approximately R72,900 based upon the official exchange rate of R4.86 to the dollar as of November 30, 1997) as an annual fee for his services as a director and the rand equivalent of $1,000 (R4,860 based on the same exchange rate) for each Board meeting that he attends. The Company pays to any retired director who served as a director for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainers for life; directors retiring prior to attaining such age for the lesser of life or the number of years they served as a director.

     A summary of the compensation and benefits for the directors and officers is shown below. Compensation and benefits payable in rand are shown with United States dollar equivalents. Reference is made to the information under "Currency Exchange Rates" on page 2 of this proxy statement for information concerning currency exchange rates between the South African rand and the United States dollar.

                                                  Pension or
                                                  Retirement
                                                   Benefits           Estimated         Total
                                  Aggregate       Accrued As           Annual       Compensation
                                Compensation        Part of           Benefits      From Company
  Name of Person,                   from            Company             Upon           Paid to
     Position                      Company        Expenses(1)      Retirement(2)    Directors(3)
  --------------                ------------      -----------      -------------    ------------
Robert J.A. Irwin,                $137,000          $25,000          $21,858           $17,000
  Chairman, Chief Executive
  Officer and Director

Wesley A. Stanger, Jr.,            $42,000              --           $43,754           $17,000
  Treasurer and
  Director

Ronald L. McCarthy,               R437,068              --           R54,675           R87,068
  Managing Director               ($95,320)             --          ($11,250)         ($19,000)
  and Director

Henry R. Breck,                    $16,500              --           $11,250           $16,500
  Director

Harry M. Conger,                   $17,000              --           $11,250           $17,000
  Director

Chester A. Crocker,                $17,000              --           $11,250           $17,000
  Director

Reginald H. Jones,                 $17,000              --           $11,250           $17,000
  Director

Robert A. Pilkington,              $17,000              --           $11,250           $17,000
  Director

Gavin W.H. Relly,                  R87,068              --           R54,675           R87,068
  Director                        ($19,000)             --          ($11,250)         ($19,000)

A. Michael Rosholt,                R87,068              --           R54,675           R87,068
  Director                        ($19,000)             --          ($11,250)         ($19,000)


----------

(1) The amount shown is the amount payable under an annuity policy for the benefit of Mr. Irwin purchased by the Company in fiscal 1993 at an annual cost to the Company of $25,000 per year for five years. The Company previously purchased and completed payment for an annuity policy for Mr. Stanger.

(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 1997. The amounts shown for Messrs. Irwin and Stanger include the retirement benefits payable to them as directors and the amounts paid or payable to them under the annuity contracts purchased for their benefit by the Company (see Note 1 above).

(3)  Includes only the amounts payable for service as a director.

                             APPOINTMENT OF AUDITORS

     There will be presented to the meeting a proposal to appoint Arthur Andersen as independent public accountants to hold office until the next Annual Meeting of Shareholders and to audit the accounts of the Company for the fiscal year ending November 30, 1998. Arthur Andersen has offices in Johannesburg, South Africa and in New York, N.Y. in the United States. Arthur Andersen has no direct or indirect interest in the Company, except in its capacity as an auditor of the Company's accounts.

     A favorable vote of the holders of a majority of the outstanding shares present at the meeting in person or by proxy will be required for the adoption of the above proposal.

     A representative of Arthur Andersen LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

     In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 1999 Annual Meeting, the proposal must be received by the Company no later than August 28, 1998.

                                  OTHER MATTERS

     The management of the Company knows of no other business which will be presented for consideration at the meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.


                                          ASA LIMITED


                                               By ROBERT J.A. IRWIN
                                                  Chairman of the Board


December 26, 1997

================================================================================

                                   ASA LIMITED

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


P The signer on the reverse side of this proxy, a shareholder of ASA Limited, hereby appoints Wesley A. Stanger, Jr. and Lawrence G. Nardolillo, and each
R of them, proxies with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held on February 6, 1998, and at all
O    adjournments thereof, all shares of the Company standing in his name.

X The shareholder may here write the name of a proxy of his own choice to vote his shares____________________________________________________________
Y
     ___________________________________________________________________________

     The shareholder may here write the name of an alternate proxy______________

     ___________________________________________________________________________

 _   A majority of said proxies, or their substitutes, who shall be present and
| |  acting at said meeting (or in case but one shall be present and acting,
| |  then that one) shall have and may exercise all the powers of said proxies
| |  hereunder.
|_|
     Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak in his stead.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING YOU ARE REQUESTED TO DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                              ---------------
                                                              | SEE REVERSE |
                                                              |     SIDE    |
                                                              ---------------

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================================================================================
 ___                                                      |
|   |   PLEASE MARK YOUR                                  |          0224
| X |   VOTES AS IN THIS                                  |__________
|___|   EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IN CASE NO INSTRUCTIONS ARE GIVEN AS TO ANY ITEMS SET FORTH IN THIS PROXY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE IN FAVOR OF SUCH ITEMS, AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN, UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

       ------------------------------------------------------------------
       | THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSALS 1 AND 2 |
       ------------------------------------------------------------------

Nominees for Director
   R.J.A. Irwin, H.R. Breck,
   H.M. Conger, C.A. Crocker,
   R.H. Jones, R.L. McCarthy,
   Malcolm W. MacNaught,
   R.A. Pilkington, G.W.H. Relly,
   A.M. Rosholt, W.A. Stanger, Jr.


                                                       FOR     AGAINST   ABSTAIN
INSTRUCTIONS                       1. Election of      ---       ---       ---
                                      Directors       |   |     |   |     |   |
TO VOTE AGAINST ANY INDIVIDUAL                         ---       ---       ---
CROSS HIS NAME WITH AN X;
TO ABSTAIN STRIKE A                2. Appointment of   ---       ---       ---
LINE THROUGH HIS NAME                 Independent     |   |     |   |     |   |
                                      Accountants      ---       ---       ---


SIGNATURE(S)__________________________________________  DATE____________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

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